                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549




                                       FORM 8-K



                                    CURRENT REPORT




                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 1, 1998



                       FIRST EMPIRE STATE CORPORATION
            (Exact name of registrant as specified in its charter)


                                      New York
                 (State or other jurisdiction of incorporation)


           1-9861                                      16-0968385
(Commission File Number)                  (I.R.S. Employer Identification No.)



One M&T Plaza, Buffalo, New York                                    14240
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:            (716) 842-5445



                                  (NOT APPLICABLE)
           (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On April 1, 1998, First Empire State Corporation ("First Empire") consummated the merger (the "Merger") of ONBANCorp, Inc. ("ONBANCorp") with and into Olympia Financial Corp. ("Olympia"), a wholly owned subsidiary of First Empire, pursuant to the Agreement and Plan of Reorganization dated as of October 28, 1997 by and among First Empire, Olympia and ONBANCorp (the "Reorganization Agreement"). Disclosure that First Empire, Olympia and ONBANCorp had entered into the Reorganization Agreement was previously reported by First Empire in its Current Report on Form 8-K dated October 28, 1997.

     After application of the election, allocation and proration procedures contained in the Agreement and Plan of Merger (the "Merger Agreement") set forth as Annex A to the Reorganization Agreement, the aggregate consideration for the Merger consisted of 1,429,998 shares of First Empire common stock and approximately $266 million in cash. On April 2, 1998, the total number of shares of First Empire common stock outstanding, including the shares issued in connection with the Merger, was 8,100,085.

     Following the Merger, OnBank & Trust Co., ONBANCorp's commercial bank subsidiary, and Franklin First Savings Bank, ONBANCorp's savings bank subsidiary, were merged (the "Bank Merger") with and into Manufacturers and Traders Trust Company ("M&T Bank"), which had become a wholly owned subsidiary of Olympia. As a result of the Bank Merger, M&T Bank acquired 59 banking offices formerly operated by OnBank & Trust Co. in the Syracuse, Rochester and Albany areas of New York State, and 19 banking offices formerly operated by Franklin First Savings Bank in Northeastern Pennsylvania.

     Upon consummation of the Merger, Robert J. Bennett, William F. Allyn, Russell A. King, Peter J. O'Donnell, Jr. and John L. Vensel, all formerly directors of ONBANCorp, became directors of First Empire and M&T Bank. In addition, Mr. Bennett, formerly Chairman, President and Chief Executive Officer of ONBANCorp, became Chairman of the Board of Directors of First Empire and a Vice Chairman of M&T Bank. Robert G. Wilmers, who had been Chairman of the Board of Directors of First Empire, will continue as First Empire's President and Chief Executive Officer and will remain M&T Bank's Chairman and Chief Executive Officer.

     The foregoing description of the Merger is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 2 to First Empire's Current Report on Form 8-K dated October 28, 1997 and the Merger Agreement filed as Exhibit 2 to First Empire's Current Report on Form 8-K dated January 9, 1998.

     First Empire's announcement of the Merger was made by means of a news release, a copy of which is set forth as Exhibit 99.1 hereto and incorporated herein by reference.

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Item 7.   Financial Statements and Exhibits.

     (a) The audited consolidated financial statements of ONBANCorp and its subsidiaries as of December 31, 1997 and 1996 and for each of the years ended December 31, 1997, 1996 and 1995, included in ONBANCorp's Annual Report on Form 10-K for the year ended December 31, 1997, are hereby incorporated by reference, together with the report of KPMG Peat Marwick LLP, independent auditors, on such financial statements.

     The pro forma financial information required to be filed by Item 7 (b) to Form 8-K shall be filed under cover of Form 8 as soon as practicable, but not later than 60 days after this Current Report on Form 8-K would otherwise be required to be filed.

     (b) The following exhibits are filed herewith or incorporated by reference herein as a part of this report:

          Exhibit No.

                 2.1 Agreement and Plan or Reorganization dated as of October 28, 1997 by and among First Empire State Corporation, Olympia Financial Corp. and ONBANCorp, Inc. Incorporated by reference to Exhibit No. 2 to the Current Report on Form 8-K dated October 28, 1997 of First Empire State Corporation (File No. 1-9861).

                 2.2 Agreement and Plan of Merger, dated as of October 28, 1997, by and among First Empire State Corporation, Olympia Financial Corp. and ONBANCorp, Inc. Incorporated by reference to Exhibit No. 2 to the Current Report on Form 8-K dated January 9, 1998 of First Empire State Corporation (File No. 1-9861).

                  23 Consent of KPMG Peat Marwick LLP, independent auditors to ONBANCorp, Inc. Filed herewith.

                  99.1   Press Release, dated April 1, 1998.  Filed herewith.

                  99.2 ONBANCorp, Inc. 1997 audited Financial Statements, together with the Report of the Independent Auditors thereon. Incorporated by reference to the Annual Report on Form 10-K of ONBANCorp, Inc. for the year ended December 31, 1997 (File No. 0-18011).


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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST EMPIRE STATE CORPORATION



Date: April 9, 1998                By: /s/ Michael P. Pinto
                                      ------------------------
                                   Michael P. Pinto
                                   Executive Vice President
                                   and Chief Financial Officer







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                                  CURRENT REPORT




                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




Report Dated:   April 1, 1998                 Commission File Number: 1-9861






                            FIRST EMPIRE STATE CORPORATION
              (Exact name of registrant as specified in its charter)






                                    EXHIBITS





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EXHIBIT INDEX


    Exhibit No.                                                        Page No.

     2.1  Agreement and Plan or Reorganization dated as of                 --
          October 28, 1997 by and among First Empire State
          Corporation, Olympia Financial Corp. and ONBANCorp,
          Inc. Incorporated by reference to Exhibit No. 2 to the Current Report on Form 8-K dated October 28, 1997 of First Empire State Corporation (File No. 1-9861).

     2.2  Agreement and Plan of Merger, dated as of October 28, 1997,      --
          by and among First Empire State Corporation, Olympia
          Financial Corp. and ONBANCorp, Inc. Incorporated by reference to Exhibit No. 2 to the Current Report on Form
          8-K dated January 9, 1998 of First Empire State Corporation
          (File No. 1-9861).

     23   Consent of KPMG Peat Marwick LLP, independent auditors to        7
          ONBANCorp, Inc.  Filed herewith.

     99.1 Press Release, dated April 1, 1998.  Filed herewith.             8


     99.2 ONBANCorp, Inc. 1997 audited Financial Statements, together      --
          with the Report of the Independent Auditors thereon.
          Incorporated by reference to the Annual Report on Form
          10-K of ONBANCorp, Inc. for the year ended December 31, 1997 (File No. 0-18011).




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